Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2012	Sep. 30, 2012	Sep. 30, 2011
Liabilities
Debt discount on promissory notes, net	$ 148,037	$ 217,998	$ 777,442
Stockholders Equity
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, Authorized	500,000,000	500,000,000	500,000,000
Common stock, Issued	102,512,909	101,247,086	92,952,085
Common stock, outstanding	102,512,909	101,247,086	92,952,085